Exhibit 99.1

Alabama National BanCorporation Announces Third Quarter 2006 Earnings and Declares Fourth Quarter Dividend

FOR IMMEDIATE RELEASE – Birmingham, Alabama (October 18, 2006) –Alabama National BanCorporation (“ANB”) (Nasdaq Global Select: ALAB) today announced earnings for the quarter ended September 30, 2006 and declared a quarterly cash dividend of $0.375 per share.

For the 2006 third quarter, ANB reported earnings of $20.1 million, up 17.7% from the 2005 third quarter. Diluted earnings per share of $1.06 were up 7.8% from the year ago quarter. Diluted cash earnings per share were $1.10, up 9.2% from the 2005 third quarter. Total revenue grew to $77.9 million in the 2006 third quarter, up 12.2% from $69.5 million in the year ago third quarter. ANB’s taxable equivalent net interest margin was 3.81% for the 2006 third quarter, down 13 basis points from the 2005 third quarter and down 16 basis points from the second quarter of 2006.

“Our employees delivered solid results in a banking environment challenged with a flat yield curve and a slowing economy,” said John H. Holcomb, III, Chairman and CEO.  “While we faced these challenges, our company reported a record quarter for net income and diluted earnings per share.  Also, we are pleased with our continued favorable asset quality results.”

“We look forward to the fourth quarter, which will be the first period in which The Peachtree Bank will be included in our results.  We are excited about having this great bank and its great group of employees as contributing members of our team.”

Year-to-date earnings for the first nine months of 2006 were $57.3 million, an increase of 17.5% over the $48.8 million in earnings reported for the same period in 2005.  Diluted earnings per share for the first nine months of 2006 were $3.09, up 10.4% from the $2.80 earned in the first nine months of 2005.  For the first nine months of 2006, ANB recorded cash earnings per diluted share of $3.22, up 11.2% over 2005 levels.

Total assets at September 30, 2006 were $6.9 billion.  Loans (excluding loans held for sale) grew to $4.87 billion, with ending deposits totaling $4.79 billion.  Quarter-end share owners’ equity was $706.1 million, or $37.86 per share, and tangible book value per share was $25.56.

During the 2006 third quarter, ANB recognized $515 thousand in net charge-offs, or an annualized rate of 0.04% of average loans.  Combined with 2006 first and second quarter net charge-offs, ANB’s year-to-date loss of $833 thousand represents a rate of 0.02% in net losses to average loans and leases. Quarter-end nonperforming assets were 0.18% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 735%.

The Board of Directors of Alabama National today announced a quarterly cash dividend of $0.375 per share.  The dividend is payable January 3, 2007, to stockholders of record at the close of business on December 15, 2006.

ANB is a bank holding company operating 99 banking locations through twelve bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: First American Bank in north central Alabama; Alabama Exchange Bank in Tuskegee; and Bank of Dadeville. Florida subsidiaries are: Indian River National Bank in Vero Beach; First Gulf Bank, N.A. in Escambia County, Florida and Baldwin County, Alabama; Florida Choice Bank in Central Florida; Community Bank of Naples, N.A.; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Millennium Bank in Gainesville. ANB has two subsidiaries in Georgia: Georgia State Bank and The Peachtree Bank, both in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Commercial mortgage services, including the origination of permanent commercial real estate mortgage loans for various lenders, are provided by Byars and Company, a division of First American Bank. Brokerage services are provided to customers through First American Bank’s wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.

Alabama National BanCorporation common stock is traded on the NASDAQ Global Select Market under the symbol “ALAB.”

Conference Call Instructions:
Alabama National will discuss financial results for the third quarter completed September 30, 2006 as well as its goals and general outlook for the remainder of 2006 in a conference call to be held Thursday, October 19, 2006 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National’s conference call will be available on-line at the following Internet links:

www.alabamanational.com, under “In The News,”
or
www.viavid.net/dce.aspx?sid=000035EB,

on October 19, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.

For live interactive access to the teleconference, please dial 1-800-474-8920 at 9:00 a.m. Central Time on October 19 and enter Conference ID number 1941993.  For those without Internet access, a telephonic replay will be available through November 19, 2006 by dialing 1-800-203-1112 and entering Conference ID number 1941993.

Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.

This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). These “non-GAAP” financial measures are “cash earnings” (cash earnings per share), “tangible book value” (tangible book value per share), “return on average tangible equity” and “return on average tangible assets.” ANB’s management uses these non-GAAP measures in its analysis of ANB’s performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB’s management includes cash earnings measures to compare the company’s earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB’s performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly or year-to-date period, as applicable) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly or year-to-date period, as applicable) divided by average assets reduced by average goodwill and other intangible assets. ANB’s management includes these measures because it believes that they are important when measuring the company’s performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the “Reconciliation Table” in the attached unaudited financial tables for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Contacts:
Alabama National BanCorporation

John H. Holcomb III	William E. Matthews, V
Chairman of the Board and	Executive Vice President and
Chief Executive Officer	Chief Financial Officer
(205) 583-3648	(205) 583-3650

ALABAMA NATIONAL BANCORPORATION
(Unaudited Financial Highlights)
(in thousands, except per share amounts and percentages)

	Three Months Ended September 30,
			Percentage
	2006	2005	Change (b)

Net interest income	$58,196	$51,359	13.3%
Noninterest income	19,709	18,098	8.9
Total revenue	77,905	69,457	12.2
Provision for loan and lease losses	1,130	2,440	(53.7)
Noninterest expense	46,187	40,990	12.7
Net income before income taxes	30,588	26,027	17.5
Income taxes	10,475	8,944	17.1
Net income	$20,113	$17,083	17.7
Weighted average common and common equivalent shares outstanding
Basic	18,834	17,198	9.5%
Diluted	19,012	17,412	9.2
Net income per common share
Basic	$1.07	$.99	7.5%
Diluted	1.06	.98	7.8
Cash earnings (a)
Total	$20,988	$17,603	19.2%
Basic	1.11	1.02	8.9
Diluted	1.10	1.01	9.2
Cash dividends declared on common stock	$.375	$.3375
Return on average assets	1.18%	1.18%
Return on average tangible assets	1.22	1.22
Return on average equity	11.41	12.20
Return on average tangible equity	17.00	16.94

Noninterest Income
Service charge income	$4,042	$4,181	(3.3)%
Investment services income	1,292	1,086	19.0
Wealth management income	5,371	4,641	15.7
Gain on sale of mortgages	2,774	3,565	(22.2)
Commercial mortgage banking income	518	—	NM
Gain (loss) on disposal of assets	13	(21)	NM
Bank owned life insurance	988	737	34.1
Insurance commissions	963	825	16.7
Other	3,748	3,084	21.5

Total noninterest income	$19,709	$18,098	8.9

(a)	Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b)	Percentage change based on actual not rounded values.
NM - Not meaningful

	Nine Months Ended September 30,
			Percentage
	2006	2005	Change (b)

Net interest income	$169,714	$147,351	15.2%
Noninterest income	57,448	53,110	8.2
Total revenue	227,162	200,461	13.3
Provision for loan and lease losses	4,293	5,975	(28.2)
Noninterest expense	135,435	120,366	12.5
Income before taxes and cumulative effect of accounting change	87,434	74,120	18.0
Income taxes	30,179	25,362	19.0
Net income before cumulative effect of accounting change	57,255	48,758	17.4
Cumulative effect of accounting change (net of tax)	48	—	NM
Net income	$57,303	$48,758	17.5
Weighted average common and common equivalent shares outstanding
Basic	18,336	17,185	6.7%
Diluted	18,521	17,404	6.4
Net income per common share
Basic	$3.13	$2.84	10.1%
Diluted	3.09	2.80	10.4
Cash earnings (a)
Total	$59,604	$50,359	18.4%
Basic	3.25	2.93	10.9
Diluted	3.22	2.89	11.2
Cash dividends declared on common stock	$1.13	$1.0125
Return on average assets	1.18%	1.17%
Return on average tangible assets	1.22	1.21
Return on average equity	11.71	11.96
Return on average tangible equity	17.08	16.71

Noninterest Income
Service charge income	$11,753	$12,265	(4.2)%
Investment services income	3,122	3,089	1.1
Wealth management income	16,102	14,082	14.3
Gain on sale of mortgages	8,046	9,652	(16.6)
Commercial mortgage banking income	1,534	—	NM
Gain on disposal of assets	552	690	(20.0)
Securities (losses) gains	(1,250)	72	NM
Bank owned life insurance	2,528	2,136	18.4
Insurance commissions	2,873	2,453	17.1
Other	12,188	8,671	40.6

Total noninterest income	$57,448	$53,110	8.2

(a)	Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b)	Percentage change based on actual not rounded values.
NM - Not meaningful

	September 30, 2006	December 31, 2005	Percentage Change

Total assets	$6,870,818	$5,931,673	15.8%
Earning assets	6,183,706	5,385,824	14.8
Securities (a)	1,207,919	1,136,487	6.3
Loans held for sale	24,184	14,940	61.9
Loans and leases, net of unearned income	4,874,244	4,144,095	17.6
Allowance for loan and lease losses	61,354	52,815	16.2
Deposits	4,790,982	4,343,264	10.3
Short-term borrowings	229,635	34,700	561.8
Long-term debt	378,569	369,246	2.5
Stockholders’ equity	706,113	571,879	23.5

(a) Excludes trading securities

ASSET QUALITY ANALYSIS
(in thousands, except percentages)

	As of / For the Three Months Ended

	Sept 30, 2006	June 30, 2006	Sept 30, 2005

Nonaccrual loans	$8,344	$5,625	$7,411
Restructured loans	—	—	—
Loans past due 90 days or more and still accruing	-0-	-0-	-0-
Total nonperforming loans	8,344	5,625	7,411
Other real estate owned	381	401	668
Total nonperforming assets	8,725	6,026	8,079
Total non performing assets as a percentage of period-end loans and other real estate (a)	0.18%	0.13%	0.20%
Allowance for loan and lease losses	$61,354	$60,739	$51,679
Provision for loan and lease losses	1,130	1,920	2,440
Loans charged off	848	513	791
Loan recoveries	333	405	393
Net loan and lease losses	515	108	398
Allowance for loan and lease losses as a percentage of period-end loans and leases (a)	1.26%	1.26%	1.27%
Allowance for loan and lease losses as a percentage of period-end nonperforming loans	735.31	1,079.80	697.33
Net losses to average loans and leases (annualized)	0.04	0.01	0.04

	For the Nine Months Ended September 30,
			Percentage
	2006	2005	Change

Provision for loan and lease losses	$4,293	$5,975	(28.2)%
Loans charged off	1,866	1,809	3.15
Loan recoveries	1,033	929	11.2
Net loan and lease losses	833	880	(5.3)
Net losses to average loans and leases (annualized)	0.02%	0.03%

(a) Excludes loans held for sale

TAXABLE EQUIVALENT YIELDS/RATES

	Three Months Ended

	Sept 30, 2006	June 30, 2006	Sept 30, 2005

Interest income:
Interest and fees on loans	7.95%	7.75%	6.78%
Interest on securities:
Taxable	4.46	4.45	4.15
Non-taxable	6.38	6.41	6.87
Total interest earning assets	7.27	7.10	6.18
Interest expense:
Interest on deposits	3.72%	3.38%	2.39%
Interest on short-term borrowing	5.62	4.63	4.14
Interest on long-term debt	5.22	5.00	4.29
Total interest bearing liabilities	4.03	3.67	2.66
Net interest spread	3.24	3.43	3.52
Net interest margin	3.81	3.97	3.94

	Nine Months Ended September 30,

	2006	2005

Interest income:
Interest and fees on loans	7.72%	6.51%
Interest on securities:
Taxable	4.43	4.17
Non-taxable	6.43	6.54
Total interest earning assets	7.06	5.93
Interest expense:
Interest on deposits	3.39%	2.12%
Interest on short-term borrowing	5.25	3.74
Interest on long-term debt	4.98	3.99
Total interest bearing liabilities	3.68	2.37
Net interest spread	3.38	3.56
Net interest margin	3.91	3.94

STOCKHOLDERS’ EQUITY AND CAPITAL RATIOS

	Sept 30, 2006	December 31, 2005

Stockholders’ Equity:
Equity to assets	10.28%	9.64%
Leverage ratio	8.23	8.29
Book value per common share (a)	$37.86	$33.40
Tangible book value per common share (a)(b)	25.56	24.20
Ending shares outstanding	18,650	17,124

(a)	Includes a cumulative mark to market adjustment to equity of $(0.44) and $(0.52) per share at September 30, 2006 and December 31, 2005, respectively.
(b)	Total equity reduced by intangible assets divided by common shares outstanding.

RECONCILIATION TABLE
(in thousands, except per share amounts and percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

Net income	$20,113	$17,083	$57,303	$48,758
Amortization of intangibles, net of tax	875	520	2,301	1,601
Cash earnings	$20,988	$17,603	$59,604	$50,359
Net income per common share - basic	$1.07	$0.99	$3.13	$2.84
Effect of amortization of intangibles per share	0.04	0.03	0.12	0.09
Cash earnings per common share - basic	$1.11	$1.02	$3.25	$2.93
Net income per common share - diluted	$1.06	$0.98	$3.09	$2.80
Effect of amortization of intangibles per share	0.04	0.03	0.13	0.09
Cash earnings per diluted share	$1.10	$1.01	$3.22	$2.89
Average assets	$6,752,745	$5,731,482	$6,470,383	$5,556,994
Average intangible assets	(230,011)	(155,349)	(205,795)	(155,157)
Average tangible assets	$6,522,734	$5,576,133	$6,264,588	$5,401,837
Return on average assets	1.18%	1.18%	1.18%	1.17%
Effect of average intangible assets	0.04	0.04	0.04	0.04
Return on average tangible assets	1.22%	1.22%	1.22%	1.21%
Average equity	$699,333	$555,335	$654,280	$545,185
Average intangible assets	(230,011)	(155,349)	(205,795)	(155,157)
Average tangible equity	$469,322	$399,986	$448,485	$390,028
Return on average equity	11.41%	12.20%	11.71%	11.96%
Effect of average intangible assets	5.59	4.74	5.37	4.75
Return on average tangible equity	17.00%	16.94%	17.08%	16.71%

	As of

	September 30, 2006	December 31, 2005

Book value	$706,113	$571,879
Intangible assets	(229,372)	(157,429)
Tangible book value	$476,741	$414,450
Book value per common share	$37.86	$33.40
Effect of intangible assets per share	(12.30)	(9.20)
Tangible book value per common share	$25.56	$24.20

Alabama National BanCorporation and Subsidiaries
Consolidated Statements of Financial Condition (Unaudited)
(In thousands, except share amounts)

	September 30, 2006	December 31, 2005

Assets
Cash and due from banks	$195,474	$189,256
Interest-bearing deposits in other banks	11,669	19,428
Federal funds sold and securities purchased under resell agreements	64,395	70,472
Trading securities, at fair value	1,295	402
Investment securities (fair values of $682,025 and $576,424)	697,574	591,153
Securities available for sale, at fair value	510,345	545,334
Loans held for sale	24,184	14,940
Loans and leases	4,878,945	4,147,739
Unearned income	(4,701)	(3,644)

Loans and leases, net of unearned income	4,874,244	4,144,095
Allowance for loan and lease losses	(61,354)	(52,815)

Net loans and leases	4,812,890	4,091,280
Property, equipment and leasehold improvements, net	143,603	114,159
Goodwill	214,151	148,071
Other intangible assets, net	15,221	9,358
Cash surrender value of life insurance	99,502	74,593
Receivable from investment division customers	4,628	7,166
Other assets	75,887	56,061

Totals	$6,870,818	$5,931,673

Liabilities and Stockholders’ Equity
Deposits:
Noninterest bearing	$743,150	$729,045
Interest bearing	4,047,832	3,614,219

Total deposits	4,790,982	4,343,264
Federal funds purchased and securities sold under repurchase agreements	711,258	545,337
Accrued expenses and other liabilities	48,338	61,361
Payable for securities purchased for investment division customers	5,923	5,886
Short-term borrowings	229,635	34,700
Long-term debt	378,569	369,246

Total liabilities	6,164,705	5,359,794
Common stock, $1 par; 50,000,000 shares authorized; 18,650,179 and 17,124,316 shares issued at September 30, 2006 and December 31, 2005, respectively	18,650	17,124
Additional paid-in capital	443,134	347,434
Retained earnings	252,447	216,144
Accumulated other comprehensive loss, net of tax	(8,118)	(8,823)

Total stockholders’ equity	706,113	571,879

Totals	$6,870,818	$5,931,673

Alabama National BanCorporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
(In thousands, except per share data)

	For the three months ended September 30,		For the nine months ended September 30,

	2006	2005	2006	2005

Interest income:
Interest and fees on loans and leases	$97,279	$67,831	$266,374	$184,051
Interest on securities	13,275	11,985	38,329	36,311
Interest on deposits in other banks	225	66	450	191
Interest on trading securities	15	7	34	16
Interest on federal funds sold and securities purchased under resell agreements	806	798	2,531	2,035

Total interest income	111,600	80,687	307,718	222,604
Interest expense:
Interest on deposits	38,019	20,690	99,059	53,085
Interest on federal funds purchased and securities sold under repurchase agreements	8,142	4,519	21,207	10,148
Interest on short-term borrowings	2,117	754	3,238	2,030
Interest on long-term debt	5,126	3,365	14,500	9,990

Total interest expense	53,404	29,328	138,004	75,253

Net interest income	58,196	51,359	169,714	147,351
Provision for loan and lease losses	1,130	2,440	4,293	5,975

Net interest income after provision for loan and lease losses	57,066	48,919	165,421	141,376
Noninterest income:
Securities (losses) gains	—	—	(1,250)	72
Gain (loss) on disposition of assets	13	(21)	552	690
Service charges on deposit accounts	4,042	4,181	11,753	12,265
Investment services income	1,292	1,086	3,122	3,089
Wealth management income	5,371	4,641	16,102	14,082
Gain on sale of mortgages	2,774	3,565	8,046	9,652
Commercial mortgage banking income	518	—	1,534	—
Bank owned life insurance	988	737	2,528	2,136
Insurance commissions	963	825	2,873	2,453
Other	3,748	3,084	12,188	8,671

Total noninterest income	19,709	18,098	57,448	53,110
Noninterest expense:
Salaries and employee benefits	24,262	21,680	71,038	63,086
Commission based compensation	4,586	4,051	13,143	11,556
Occupancy and equipment expenses	5,264	4,540	15,154	13,021
Amortization of intangibles	1,306	766	3,422	2,360
Other	10,769	9,953	32,678	30,343

Total noninterest expense	46,187	40,990	135,435	120,366

Income before provision for income taxes and cumulative effect of accounting change	30,588	26,027	87,434	74,120
Provision for income taxes	10,475	8,944	30,179	25,362

Net income before cumulative effect of accounting change	20,113	17,083	57,255	48,758
Cumulative effect of accounting change (net of tax)	—	—	48	—

Net income	$20,113	$17,083	$57,303	$48,758

Weighted average common shares outstanding:
Basic	18,834	17,198	18,336	17,185

Diluted	19,012	17,412	18,521	17,404

Earnings per common share before cumulative effect of accounting change:
Basic	$1.07	$0.99	$3.12	$2.84

Diluted	$1.06	$0.98	$3.09	$2.80

Earnings per common share:
Basic	$1.07	$0.99	$3.13	$2.84

Diluted	$1.06	$0.98	$3.09	$2.80

AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
 (Amounts in thousands, except yields and rates)

	Three Months 09/30/06			Three Months 09/30/05

	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost

Assets:
Earning assets:
Loans and leases (1)	$4,861,167	$97,415	7.95%	$3,977,186	$67,971	6.78%
Securities:
Taxable	1,095,864	12,312	4.46	1,089,857	11,412	4.15
Tax exempt	90,761	1,459	6.38	50,167	868	6.87
Cash balances in other banks	17,796	225	5.02	7,703	66	3.40
Funds sold	57,876	806	5.53	85,872	798	3.69
Trading account securities	1,245	15	4.78	713	7	3.90

Total earning assets (2)	6,124,709	112,232	7.27	5,211,498	81,122	6.18

Cash and due from banks	168,449			171,248
Premises and equipment	139,617			101,588
Other assets	381,126			297,664
Allowance for loan and lease losses	(61,156)			(50,516)

Total assets	$6,752,745			$5,731,482

Liabilities:
Interest-bearing liabilities:
Interest-bearing transaction accounts	$1,114,186	$8,135	2.90%	$901,391	$3,602	1.59%
Savings deposits	955,355	7,217	3.00	911,046	3,908	1.70
Time deposits	1,987,488	22,667	4.52	1,622,181	13,180	3.22
Funds purchased	657,506	8,142	4.91	563,345	4,519	3.18
Other short-term borrowings	149,362	2,117	5.62	72,343	754	4.14
Long-term debt	389,516	5,126	5.22	311,469	3,365	4.29

Total interest-bearing liabilities	5,253,413	53,404	4.03	4,381,775	29,328	2.66

Demand deposits	748,435			729,220
Accrued interest and other liabilities	51,564			65,152
Stockholders’ equity	699,333			555,335

Total liabilities and stockholders’ equity	$6,752,745			$5,731,482

Net interest spread			3.24%			3.52%

Net interest income/margin on a taxable equivalent basis		58,828	3.81%		51,794	3.94%

Tax equivalent adjustment (2)		632			435

Net interest income/margin		$58,196	3.77%		$51,359	3.91%

(1)	Average loans include nonaccrual loans. All loans and deposits are domestic.
(2)	Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
(Amounts in thousands, except yields and rates)

	Nine Months 09/30/06			Nine Months 09/30/05

	Average Balance	Income/ Expense	Yield/ Cost	Average Balance	Income/ Expense	Yield/ Cost

Assets:
Earning assets:
Loans and leases (1)	$4,617,531	$266,759	7.72%	$3,787,438	$184,451	6.51%
Securities:
Taxable	1,084,872	35,939	4.43	1,110,353	34,592	4.17
Tax exempt	75,278	3,621	6.43	53,227	2,605	6.54
Cash balances in other banks	12,718	450	4.73	8,980	191	2.84
Funds sold	65,844	2,531	5.14	87,086	2,035	3.12
Trading account securities	1,019	34	4.46	469	16	4.56

Total earning assets (2)	5,857,262	309,334	7.06	5,047,553	223,890	5.93

Cash and due from banks	179,982			167,836
Premises and equipment	128,875			103,573
Other assets	362,587			286,779
Allowance for loan and lease losses	(58,323)			(48,747)

Total assets	$6,470,383			$5,556,994

Liabilities:
Interest-bearing liabilities:
Interest-bearing transaction accounts	$1,096,629	$21,580	2.63%	$897,545	$9,393	1.40%
Savings deposits	930,326	18,391	2.64	899,689	9,713	1.44
Time deposits	1,885,467	59,088	4.19	1,549,789	33,979	2.93
Funds purchased	624,763	21,207	4.54	491,318	10,148	2.76
Other short-term borrowings	82,390	3,238	5.25	72,560	2,030	3.74
Long-term debt	388,959	14,500	4.98	334,501	9,990	3.99

Total interest-bearing liabilities	5,008,534	138,004	3.68	4,245,402	75,253	2.37

Demand deposits	736,438			708,320
Accrued interest and other liabilities	71,131			58,087
Stockholders’ equity	654,280			545,185

Total liabilities and stockholders’ equity	$6,470,383			$5,556,994

Net interest spread			3.38%			3.56%

Net interest income/margin on a taxable equivalent basis		171,330	3.91%		148,637	3.94%

Tax equivalent adjustment (2)		1,616			1,286

Net interest income/margin		$169,714	3.87%		$147,351	3.90%

(1)	Average loans include nonaccrual loans. All loans and deposits are domestic.
(2)	Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.